Supplement dated June 1, 2026
to the following statutory prospectus(es):
BOA IV, BOA America's VISION Annuity, M&T All American Gold, Wells Fargo Gold Variable Annuity, Nationwide Heritage Annuity, Nationwide Destination B, Nationwide Destination L, Nationwide Destination EV (2.0), Nationwide Destination EV NY (2.0), Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination L (2.0), Nationwide Destination L NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Freedom+ Variable Annuity, BOA America's Future Annuity, America's Future Horizon Annuity and BOA V dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix A: Investment Options Available Under the Contract, the value in the Current Expenses cell for the following underlying mutual fund(s) is deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B	1.17%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*
PROS-1179